UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                               September 27, 2001
                                (Date of earliest
                                 event reported)

Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    -------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321

1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321

1-1401                    PECO ENERGY COMPANY                                           23-0970240
                          (a Pennsylvania corporation)
                          P.O. Box 8699
                          2301 Market Street
                          Philadelphia, Pennsylvania 19101-8699
                          (215) 841-4000

Item 5.  Other Events.

On September 27, 2001, Exelon Corporation issued a press release concerning its earnings outlook. A copy of the press release is attached as Exhibit 99.

EXHIBIT INDEX

Exhibit Number      Description of Exhibit
--------------      ----------------------

99 Press release issued by Exelon Corporation on September 27, 2001

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Exelon Corporation
                               Commonwealth Edison Company
                               PECO Energy Company

                               By: /s/ Ruth Ann M. Gillis
                               ------------------------------------
                               Ruth Ann M. Gillis
                               Senior Vice President and Chief Financial Officer Exelon Corporation


September 27, 2001